ASSIGNMENT OF GUND, INC. AGREEMENT

THIS AGREEMENT (the "Agreement"), is dated as of November 1, 2004 by and between Taylor Madison Corp., a Florida Corporation (the "Company" or "TMDN") and Omniscent Corp., a Florida Corporation ("Omni").

     WHEREAS, TMDN has entered into a licensing agreement (the "License") with Gund, Inc. ("Gund") to develop and market a Baby Gund line of personal care products.

     WHEREAS,  TMDN  wishes  to  divest  itself  of  the  license.

     WHEREAS, Omni wishes to assume the license from TMDN in exchange for forgiveness of the Advance, in connection with the debt conversion agreement between Omni and TMDN;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows

FOR  GOOD  AND  VALUABLE  CONSIDERATION,  Omni  agrees  to  assume  the License.

Omni hereby warrants that it has received a copy of the License, that it is aware of all the terms and conditions therein, and that it agrees to assume said license and hold harmless TMDN of any claims.

Omni hereby assumes and agrees to perform all of the remaining and executory obligations of TMDN under the License with Gund, including the payment of the royalties on the net sales of the brand as prescribed in the license agreement.

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DISPUTE  RESOLUTION
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Arbitration.  Any  controversy  or  claim  arising  out  of  or relating to this
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Agreement,  or  any  breach  thereof,  having  not  been  cured  within the time prescribed herein , arising out of or relating to the relationship between TMDN (including any of its parents, subsidiaries, officers, employees, affiliates, agents, and representatives, and the officers and employees of all such entitles) and Omni (including any of its parents, subsidiaries, officers, employees, agents or affiliates, and the officers and employees of all such entities) including, without limitation, any claim that any terms in this Agreement are unenforceable or otherwise avoidable, shall be submitted to binding arbitration and shall be determined in accordance with the rules of the American Arbitration Association. Such Arbitration shall be conducted in English before a sole arbitrator who shall be a United States national, selected in accordance with said rules. The Arbitration, including the rendering of the award shall take place in Florida. The conflict of law rules of the State of Florida shall be applicable. Judgment upon the award of the Arbitrator may be entered in any court having jurisdiction thereon. The parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the 1958 United Nations Convention on the Recognition and Enforcement of Foreign Arbitration Awards. This clause shall not, however, limit TMDN's right to institute or join in any petition or action before a federal bankruptcy court, as may be necessary in TMDN's sole subjective judgment, to seek to receive from Omni payments due under this Agreement. Furthermore, this clause shall not limit Omni's or TMDN's right to obtain any provisional remedy, including, without limitations, injunctive relief, writs for recovery of possession or similar relief, from any court of competent jurisdiction, as may be necessary in TMDN's sole subjective judgment, to protect its trademark or other property rights including liens and security interests. The existence and outcome of any arbitration proceedings shall be kept confidential except to the extent necessary to obtain judgment on or enforce any arbitration award. Either party may invoke this paragraph after providing thirty (30) days written notice to the other party. All costs of arbitration shall be divided equally between the parties. Any award may be enforced by a court of law.

          (a)     Entitlement  to  Costs.  If any legal action or dispute arises
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under  this  Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, investigative costs, reasonable accounting fees and charges for experts. The "prevailing party" shall be the party who obtains a final judgment in its favor or a provisional remedy such as a preliminary injunction or who is entitled to recover its reasonable costs of suit, whether or not the suit proceeds to final judgment; if there is no court action, the prevailing party shall be the party who wins any dispute. A party need not be awarded money damages or all relief sought in order to be considered the "prevailing party" by a court.

          (b)     Governing  Law.  All  questions concerning this Agreement, the
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rights  and  obligations  of  the  parties,  enforcement  and  validity, effect, interpretation and construction which are governed by state law shall be determined under the laws of the State of Florida United States federal law shall apply to all other issues.

This agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Taylor Madison Corp.                        Omniscent Corp.
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By: /s/ Michael B. Wellikoff                By: /s/ Sharon Lallouz
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Its: Chairman                               Its: President

Printed Name: Michael B. Wellikoff          Printed Name: Sharon Lallouz

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